                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

             EXCHANGE OF 8-1/8% SENIOR SUBORDINATED NOTES DUE 2008

                                      OF

                            AVIATION SALES COMPANY

     As set forth under "The Exchange Offer and Consent Solicitation -- Procedures for exchanging old notes and delivering consents," of the prospectus and consent solicitation dated _________, 2001, (as it may be amended or supplemented from time to time, the "prospectus"), this form or one substantially equivalent hereto must be used to accept the exchange offer (as defined below) if certificates for 8-1/8% senior subordinated notes due 2008, (the "Old Notes") are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the exchange agent (as defined below) at the address set forth below prior to the expiration date (as defined in the prospectus). This form may be delivered by hand to the exchange agent or transmitted by telegram, facsimile transmission or mail to the exchange agent and must include a guarantee by an eligible institution (as defined in the and prospectus and consent solicitation). See "procedures for exchanging old notes and delivering consents," in the Prospectus.

                  The exchange agent for the exchange offer:

                             ____________________


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By Registered or Certified Mail:             By Hand or Overnight Delivery:
______________________________________       ____________________________________
______________________________________       ____________________________________
______________________________________       ____________________________________
______________________________________       ____________________________________
Attention: ___________________________       Attention: _________________________
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                          By Facsimile Transmission:
                       (for Eligible Institutions Only)

                           ------------------------

               To Confirm By Telephone or For Information Call:

__________________________ (toll-free) or ________________________ (collect)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a consent and letter of transmittal is required to be guaranteed by an eligible institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the consent and letter of transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Aviation Sales Company, a Delaware corporation (the "company"), upon the terms and subject to the conditions set forth in the prospectus, and the related consent and letter of transmittal (together with the prospectus, the "exchange offer"), receipt of which is hereby acknowledged, the aggregate principal amount of old notes set forth below, all pursuant to the guaranteed delivery procedures set forth under, "Procedures for tendering notes and delivering consents," of the prospectus. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the prospectus.

Aggregate Principal Amount of Old Notes Tendered for Exchange
(must be integral multiples of $1,000):

_____________________________________________________________

Certificate Nos. (if available):

_____________________________________________________________

_____________________________________________________________

(Check box if Notes will be tendered by book-entry transfer)

[ ]  The Depository Trust Company

Account Number:

_____________________________________________________________

Dated:

_____________________________________________________________

Name(s) of Record Holder(s):

_____________________________________________________________

_____________________________________________________________
Please Print

Address(es):

_____________________________________________________________

_____________________________________________________________
                                                     Zip Code

Area Code and Tel. No.:

_____________________________________________________________

_____________________________________________________________
Signature(s)

Dated:_______________________________________________________

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the exchange agent either the certificates representing the old notes tendered hereby, in proper form for transfer, or a book-entry confirmation with respect to such old notes, in any such case together with a properly completed and duly executed consent and letter of transmittal (or facsimile thereof), with any required signature guarantees, or an agent's message, and any other required documents within two business days (as defined in the prospectus) after the date hereof.

     The eligible institution that completes this form must communicate the guarantee to the exchange agent and must deliver the consent and letter of transmittal and certificates for old notes to the exchange agent within the time period shown herein. Failure to do so could result in a financial loss to such eligible institution. All capitalized terms used herein have the meanings set forth in the prospectus.


Name of Firm:
             ------------------------------------
Address:
             ------------------------------------

             ------------------------------------
                                         Zip Code

Area Code and Tel. No.:
                       --------------------------


-------------------------------------------------
Authorized Signature


-------------------------------------------------
Please Print


-------------------------------------------------
Title:

     NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE. CERTIFICATES FOR OLD NOTES SHOULD BE SENT WITH YOUR CONSENT AND LETTER OF TRANSMITTAL.


                         Dated: _____________________